                                            OPPENHEIMER DISCOVERY FUND

                                       Supplement Dated June 14, 2002 to the
                                                  Proxy Statement
                                                      for the
                                              Meeting of Shareholders
                                            To Be Held August 12, 2002

The Proxy Statement is changed, as follows:

1.       The Record Date is revised to be May 14, 2002.

2.       The first sentence of the sub-section "Fund Information" under the section "Information About the Fund" on page 28 is revised to read as follows:

         As of May 14, 2002, the Fund had 30,788,686.11 shares outstanding, consisting of 21,248,042.158
         Class A shares, 6,726,023.731 Class B shares, 1,393,989.065 Class C shares, 65,788.481 Class N shares and 1,354,842.675 Class Y shares.

3.       The table of Trustee ownership of shares of the Fund and of all Board I Funds (see pages 4 -8)
         is updated as of May 3, 2002 as follows (all other information in that table is unchanged):

         Nominees for Independent Trustee

           --------------------------- --------------------- ------------------------------
                                         Dollar Range of       Aggregate Dollar Range of
                                       Shares Owned in the   Shares Beneficially Owned in
                                       Fund (as of 5/3/02)     the Board I Funds (as of
           Name                                                         5/3/02)
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Leon Levy, Chairman of               $0                       None
           the Board of Trustees
           Trustee since 1959
           Age: 76
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Robert G. Galli,                     $0                   Over $100,000
           Trustee since 1993 Age: 68
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Phillip A. Griffiths,                $0                   Over $100,000
           Trustee since 1999
           Age: 63
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Benjamin Lipstein,            $10,001-$50,000             Over $100,000
           Trustee since 1974
           Age: 79
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Elizabeth B. Moynihan,           $1-$10,000            $50,001 - $100,000
           Trustee since 1992
           Age: 72
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Kenneth A. Randall,            Over $100,000              Over $100,000
           Trustee since 1980
           Age: 74
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Edward V. Regan,                 $1-$10,000            $50,001 - $100,000
           Trustee since 1993
           Age: 71
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Russell S. Reynolds, Jr.,            $0                $50,001 - $100,000
           Trustee since 1989
           Age: 70
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Donald W. Spiro, Vice          Over $100,000              Over $100,000
           Chairman of the Board of
           Trustees,
           Trustee since 1985
           Age: 76
           --------------------------- --------------------- ------------------------------
           --------------------------- --------------------- ------------------------------
           Clayton K. Yeutter,                  $0                $50,001 - $100,000
           Trustee since 1991
           Age: 71
           --------------------------- --------------------- ------------------------------

         Nominee as Interested Trustee

           -------------------------- ---------------------- -----------------------------
           Name                          Dollar Range of      Aggregate Dollar Range of
                                       Shares Owned in the   Shares Owned in the Board I
                                      Fund (as of 5/3/02 )      Funds (as of 5/3/02)\
           -------------------------- ---------------------- -----------------------------
           -------------------------- ---------------------- -----------------------------
           John V. Murphy,                     $0                   Over $100,000
           President and Trustee
           since October 2001
           Age: 52
           -------------------------- ---------------------- -----------------------------

June 14, 2002                                                                             500